AB CAP FUND, INC. (the “Fund”) AB Sustainable US Thematic Portfolio (the “Portfolio”) Class A (Ticker: SUTAX); Class C (Ticker: SUTCX); Advisor Class (Ticker: FFTYX); Class Z (Ticker: SUTZX)

Supplement dated November 6, 2025 to the Summary Prospectus and Prospectus (the “Prospectuses”) dated October 31, 2025 for the Fund.

At a meeting of the Board of Directors (the “Board”) of the Fund held on November 4-6, 2025, the Board approved the liquidation and termination of the Portfolio. Effective immediately, the Portfolio has suspended sales of its shares to investors who purchase shares directly from the Portfolio pending the completion of the liquidation and the payment of one or more liquidating distributions to the Portfolio’s shareholders. In the case of sales to certain retirement plans and sales made through retail omnibus platforms, however, the Portfolio will continue to offer its shares. The Portfolio expects to make its liquidating distributions on or about January 16, 2026.

In connection with the liquidation, the Portfolio approved the waiver of contingent deferred sales charges (“CDSCs”) upon redemption of the Portfolio’s shares, effective immediately. This CDSC waiver will also apply to redemptions of shares of other AB Funds that are acquired through exchange of the Portfolio’s shares.

Shareholders may redeem shares of the Portfolio, and may exchange shares of the Portfolio for shares of other AB Funds, until January 14, 2026. Shareholders should be aware the Portfolio will begin to convert its assets to cash and/or cash equivalents approximately three to four days before the liquidating distributions are made to shareholders, although the Portfolio may begin immediately to reduce or eliminate the use of derivatives to facilitate an orderly conversion process. After the Portfolio converts its assets to cash, the Portfolio will no longer pursue its stated investment objective or engage in any business activities except for the purposes of winding up its business and affairs, preserving the value of its assets, paying its liabilities, and distributing its remaining assets to shareholders. Distribution of liquidation proceeds to Portfolio shareholders may result in a taxable event for shareholders, depending on their individual circumstances. Shareholders should consult their own tax advisors about any tax liability resulting from the receipt of liquidation proceeds.

This Supplement should be read in conjunction with the Prospectuses for the Fund.

You should retain this Supplement with your Prospectuses for future reference.

______________________

The [A/B] Logo is a service mark of AllianceBernstein and AllianceBernstein® is a registered trademark used by permission of the owner, AllianceBernstein L.P.